UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-6304

Name of Fund:  Merrill Lynch Short Term U.S. Government Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch Short Term U.S. Government Fund, Inc., 800 Scudders
Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 05/31/04

Date of reporting period: 06/01/03 - 05/31/04

Item 1 - Report to Stockholders


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Merrill Lynch Investment Managers


www.mlim.ml.com


Merrill Lynch
Short Term U.S. Government
Fund, Inc.


Annual Report
May 31, 2004



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov.



Merrill Lynch Short Term U.S. Government Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



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Merrill Lynch Short Term U.S. Government Fund, Inc.


Important Tax Information (unaudited)


Of the ordinary income distributions paid by Merrill Lynch Short
Term U.S. Government Fund, Inc. during the year ended May 31, 2004, 18.43% was attributable to Federal obligations.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC., MAY 31, 2004



A Letter From the President


Dear Shareholder

Fixed income markets were mixed over the most recent six-month and 12-month reporting periods. The high yield market, as measured by the Credit Suisse First Boston High Yield Index, had a six-month return of +3.24% and a 12-month return of +13.25% as of May 31, 2004. Corporate bonds, represented by the Merrill Lynch U.S. Corporate Master Index, posted returns of +.67% and -.16% for the six-month and 12-month periods ended May 31, 2004, respectively. Treasury issues, as measured by the Citigroup Treasury 1-3 Year Index, returned +.48% and +.63% for the same six-month and 12-month periods.

By May month-end, the Federal Reserve Board appeared poised to raise the Federal Funds target rate from its 45-year low of 1%. This anticipated shift in monetary policy was largely prompted by better-than-expected employment reports for the months of March, April and May, as well as by rising producer prices. The good news on the employment front - previously a dim spot in an otherwise bright economic picture - helped cause the yield on the 10-year Treasury bond to spike 75 basis points (.75%), from 3.91% on April 1 to 4.66% on May 28.

Equity markets, in the meantime, gleaned support from the improving economic environment and provided attractive returns. Although we did experience a market correction toward the end of the period, for the six months and 12 months ended May 31, 2004, the Standard & Poor's 500 Index returned +6.79% and +18.33%, respectively. Significant fiscal and monetary stimulus in 2003, including low interest rates and tax cuts, opened the door to consumer spending, capital spending, increases in exports and long-awaited job growth. As expected, these developments led the way to improvements in corporate earnings - a positive for stock markets.

The events and efforts of the past year leave us with a much stronger economy today. Of course, markets will always fluctuate, and there are many uncertainties - including the possibility of geopolitical events - that can translate into negative market movements. Keeping this in mind, however, we encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead. Importantly, your financial advisor can help you develop a strategy most suitable for your circumstances through all types of market and economic cycles.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC., MAY 31, 2004



A Discussion With Your Fund's Portfolio Managers


We gradually reduced the Fund's exposure to mortgage-backed securities during the fiscal year as the low interest rate environment prompted heavy loan prepayments.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended May 31, 2004, Merrill Lynch Short Term U.S. Government Fund's Class A, Class B, Class C and Class I Shares had total returns of -.54%, -.80%, -.96% and -.15%, respectively. For the 12-month period ended May 31, 2004, the Fund's Class A1, Class B1 and Class C1 Shares had total returns of -.15%, -.57% and -.56%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 10 of this report to shareholders.) For the same period, the Fund's unmanaged benchmark, the Citigroup 1-3 Year Treasury Index, returned +.63% and the Lipper Short U.S. Government Funds category posted an average return of -.06%. (Funds in this Lipper category invest primarily in securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities, with dollar-weighted average maturities of less than three years.)

The past year was characterized by a mixed interest rate environment. In June 2003, weak economic indicators and fears of deflation drove 10-year Treasury bond yields to a 40-year low of 3.10%, prompting the largest mortgage-refinancing wave in U.S. history. This had a negative impact on Fund performance, as approximately 50% of the portfolio's net assets were invested in mortgage-backed securities (MBS) at this time. By the end of August, much-improved economic growth prompted 10-year Treasury bond yields to rise to 4.6%. In fact, gross domestic product expanded at an annualized rate of 8.2% in the third quarter of 2003, the most robust quarterly growth rate in almost 20 years.

In the six months that followed, interest rates settled into a trading range. For the 10-year Treasury bond, that range was 4.0% - 4.5%. Spread sectors, including MBS, performed well in the relatively stable interest rate environment. In March 2004, however, interest rates declined once again, bringing the yield on the 10-year Treasury bonds down to 3.68% and prompting another mortgage-refinancing cycle. The yield decline was largely attributed to weak employment growth. This scenario changed in April and May, when the U.S. Department of Labor reported better-than-expected job growth, fueling expectations for a Federal Reserve Board interest rate increase. Yields on the 10-year Treasury rose in response, reaching 4.85% in mid-May.


What were the primary factors affecting Fund performance?

The Fund's underperformance to its benchmark and the Lipper category average is largely attributed to our overweight position in MBS. The massive refinancing environment, triggered by record low mortgage rates, far exceeded the markets' expectations as well as our own. This resulted in an unusually large number of mortgages being paid off early, which had a dramatic impact on mortgage debt securities.

While MBS have desirable yield characteristics, typically 2% or more above U.S. Treasury securities with similar maturities, they also have "negative convexity." This means their durations tend to shorten as interest rates decline and lengthen as interest rates rise. For that reason, MBS prices typically lag U.S. Treasury and government agency prices as interest rates decline or rise sharply. In a volatile interest rate environment such as we saw this past year, MBS prices lagged. Coupled with the heavy prepayments, this meant that principal was returned at par on premium-priced securities. Essentially, the higher prepayments shortened duration in a declining interest rate environment, resulting in less capital appreciation on our MBS holdings, which hindered Fund results.

Benefiting Fund performance during the period was our relatively short duration stance. Duration is a measure of a security's price sensitivity relative to changes in interest rates. In general, the value of a shorter-duration investment will fluctuate less than that of a longer-duration investment when interest rates rise. We maintained the portfolio's duration in the 1.25 - 1.50-year range, which was approximately .25 year - .50 year below the benchmark. Overall, this was a positive for the Fund as interest rates moved significantly higher during the past year.



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC., MAY 31, 2004



Our commitment to a shorter portfolio duration was largely prompted by the sustained strong investment performance of both the U.S. equity and corporate bond markets, as well as the continuing improvement in the U.S. economy. Strong performance of these market indicators usually warns of an escalation in inflationary pressures. As such, we positioned the Fund defensively and shortened duration in expectation that the Federal Reserve Board could raise short-term interest rates sooner than forecasted in order to stave off inflation.

Fund performance also benefited later in the period from a repositioning of the portfolio. Specifically, we reduced our overall exposure to MBS but added structured MBS (such as collateralized mortgage obligations and asset-backed securities) to reduce the impact of prepayment volatility. Simultaneously, we increased exposure to U.S. Treasury and agency issues.


What changes were made to the portfolio during the period?

The most significant change in the portfolio's structure involved the reduction in MBS pass-through securities. We trimmed our position from 50% of net assets to 32% by period-end. Primarily, this involved reducing exposure to high-coupon 30-year MBS, which tend to be more sensitive to prepayments. We maintained exposure to 15-year MBS and the five-year and seven-year balloon mortgage sectors, due to their more attractive convexity profile.

While trimming our exposure to MBS, we increased the Fund's holdings in U.S. Treasury and agency securities from 24% of portfolio assets to 39%. We also shortened our maturity range in this portion of the portfolio from 1-5 years to 0-4 years. By increasing our exposure to U.S. Treasury and agency issues, the Fund was able to benefit from rolling down the steep Treasury yield curve. Essentially, this allowed us to gain a price advantage. As a bond's yield declines coming down the curve, its price - which moves opposite its yield - increases. Rolling down the curve created a return enhancement opportunity, and Fund performance benefited in the latter half of the year as a result.

Finally, we increased our use of interest rate futures to partially hedge interest rate risk and the duration extension risk of our MBS holdings. The goal is to stabilize overall portfolio duration by offsetting the duration extension of our MBS holdings as long-term interest rates rise.


How was the portfolio positioned at the close of the period?

As of May 31, 2004, we maintained what we considered a balanced stance. The portfolio held 33% of net assets in MBS, 39% in U.S. Treasury and agency securities, and 28% in structured and floating rate securities. We believe this positioning should allow us to generate attractive income while providing for return enhancement through the yield curve roll down effect. Simultaneously, we are able to maintain our relatively low exposure to interest rates, with a period-end duration of 1.49 years.

We expect the Federal Reserve Board to begin raising interest rates in June. However, we believe the interest rate increases will follow a gradual and deliberate pace, unlike previous monetary tightening cycles. In any case, as short-term interest rates begin to move higher, we would expect the U.S. Treasury yield curve to begin to flatten. In anticipation of this flattening trend, we are likely to implement a barbell investment strategy. This would entail allocating investments at both the short end of our allowable maturity range for liquidity and the longer end for price appreciation and yield enhancement.

Looking ahead, we believe MBS should perform well as an asset class in a gradually rising interest rate environment - as these securities typically have a yield advantage over Treasury issues. For that reason, we will look to use periods of spread widening to again increase our exposure to the MBS sector. Finally, given the unpredictable nature of the interest rate increase, we will continue to use futures to hedge our interest rate risk.


Theodore J. Magnani
Vice President and Co-Portfolio Manager

Frank Viola
Vice President and Co-Portfolio Manager

June 8, 2004



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC., MAY 31, 2004



Performance Data


About Fund Performance


On September 29, 2003 new pricing went into effect. This price change introduces new Class A, Class B and Class C Shares. The existing Class A, Class B and Class C Shares were relabeled Class A1, Class B1 and Class C1 and are only available to current shareholders. There was no change to Class I Shares. Investors are able to purchase shares of the Fund through multiple pricing alternatives, except as noted:

* Class A Shares incur a maximum initial sales charge of 3.50% and an account maintenance fee of 0.25% (but no distribution fee).

* Class A1 Shares incur a maximum initial sales charge of 1% and an account maintenance fee of 0.10% (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class B1 Shares are subject to a maximum contingent deferred sales charge of 1%, declining to 0% after three years. In addition, Class B1 Shares are subject to a distribution fee of 0.30% and an account maintenance fee of 0.10%. These shares automatically convert to Class A1 Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class C1 Shares are subject to a distribution fee of 0.30% and an account maintenance fee of 0.10%. In addition, Class C1 Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 1% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors, as detailed in the Fund's prospectus.

The returns for Class A and Class C Shares prior to September 29, 2003 (commencement of each share class) and of Class C1 and Class I Shares prior to October 21, 1994 (commencement of each share class) are based upon performance of the Fund's Class A1 Shares, which commenced operations on August 2, 1991, adjusted to reflect the current sales charges, distribution and service fees applicable to each such class of shares. The returns for Class B Shares prior to September 29, 2003 (commencement of each share class) are based upon performance of the Fund's Class B1 Shares, which commenced operations on August 2, 1991, adjusted to reflect the current sales charges, distribution and service fees applicable to Class B Shares.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain more current performance information. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser waived a portion of its fee. Without such waiver, the Fund's total returns would have been lower.



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC., MAY 31, 2004



Performance Data (continued)

Recent Performance Results

                                                               6-Month        12-Month       10-Year      Standardized
As of May 31, 2004                                           Total Return   Total Return   Total Return   30-Day Yield
ML Short Term U.S. Government Fund, Inc. Class A Shares*         -0.03%         -0.54%        +61.19%          1.71%
ML Short Term U.S. Government Fund, Inc. Class A1 Shares*        +0.19          -0.15         +62.48           1.90
ML Short Term U.S. Government Fund, Inc. Class B Shares*         -0.17          -0.80         +53.48           1.28
ML Short Term U.S. Government Fund, Inc. Class B1 Shares*        -0.07          -0.57         +55.32           1.62
ML Short Term U.S. Government Fund, Inc. Class C Shares*         -0.30          -0.96         +52.76           1.23
ML Short Term U.S. Government Fund, Inc. Class C1 Shares*        -0.06          -0.56         +55.08           1.62
ML Short Term U.S. Government Fund, Inc. Class I Shares*         +0.14          -0.15         +66.01           2.00
Citigroup 1-3 Year Treasury Index**                              +0.48          +0.63         +74.44            --

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge were included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The
Fund's periods are for 10 years for Class A, Class A1, Class B,
Class B1, Class C,Class C1 and Class I Shares.

**This unmanaged Index consists of all U.S. Treasury securities with a remaining average life of at least one year but less than three years. Total returns are for 10 years.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC., MAY 31, 2004



Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT


Class A & Class A1 Shares

A line graph illustrating the growth of a $10,000 investment in ML Short Term U.S. Government Fund, Inc.++ Class A and Class A1
Shares* compared to a similar investment in Citigroup 1-3 Year
Treasury Index++++. Values illustrated are as follows:


ML Short Term U.S. Government Fund, Inc.++
Class A Shares*

Date                              Value

May 1994                        $ 9,650.00
May 1995                        $10,220.00
May 1996                        $10,824.00
May 1997                        $11,594.00
May 1998                        $12,220.00
May 1999                        $12,748.00
May 2000                        $13,308.00
May 2001                        $14,161.00
May 2002                        $15,031.00
May 2003                        $15,640.00
May 2004                        $15,556.00


ML Short Term U.S. Government Fund, Inc.++
Class A1 Shares*

Date                              Value

May 1994                        $ 9,900.00
May 1995                        $10,485.00
May 1996                        $11,101.00
May 1997                        $11,892.00
May 1998                        $12,536.00
May 1999                        $13,078.00
May 2000                        $13,652.00
May 2001                        $14,543.00
May 2002                        $15,456.00
May 2003                        $16,109.00
May 2004                        $16,085.00


Citigroup 1-3 Year Treasury Index++++

Date                              Value

May 1994                        $10,000.00
May 1995                        $10,729.00
May 1996                        $11,298.00
May 1997                        $12,037.00
May 1998                        $12,877.00
May 1999                        $13,560.00
May 2000                        $14,118.00
May 2001                        $15,500.00
May 2002                        $16,447.00
May 2003                        $17,335.00
May 2004                        $17,444.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

++ML Short Term U.S. Government Fund, Inc. invests primarily in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, such as mortgage-backed securities, including collateralized mortgage obligations and debt securities issued or guaranteed by government agencies. Under normal conditions, the Fund will seek to maintain a dollar-weighted average maturity of less than three years.

++++This unmanaged Index consists of all U.S. Treasury Securities with a remaining average life of at least one year but less than three years.

Past performance is not indicative of future results.



Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 5/31/04                   -0.54%           -4.02%
Five Years Ended 5/31/04                 +4.06            +3.32
Ten Years Ended 5/31/04                  +4.89            +4.52

*Maximum sales charge is 3.50%.

**Assuming maximum sales charge.


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A1 Shares*

One Year Ended 5/31/04                   -0.15%           -1.15%
Five Years Ended 5/31/04                 +4.23            +4.02
Ten Years Ended 5/31/04                  +4.97            +4.87

*Maximum sales charge is 1%.

**Assuming maximum sales charge.



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC., MAY 31, 2004



Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT


Class B, Class B1 & Class C Shares

A line graph illustrating the growth of a $10,000 investment in ML Short Term U.S. Government Fund, Inc.++ Class B, Class B1 and Class C Shares* compared to a similar investment in Citigroup 1-3 Year Treasury Index++++. Values illustrated are as follows:


ML Short Term U.S. Government Fund, Inc.++
Class B Shares*

Date                              Value

May 1994                        $10,000.00
May 1995                        $10,526.00
May 1996                        $11,111.00
May 1997                        $11,828.00
May 1998                        $12,402.00
May 1999                        $12,870.00
May 2000                        $13,380.00
May 2001                        $14,161.00
May 2002                        $14,945.00
May 2003                        $15,472.00
May 2004                        $15,348.00


ML Short Term U.S. Government Fund, Inc.++
Class B1 Shares*

Date                              Value

May 1994                        $10,000.00
May 1995                        $10,526.00
May 1996                        $11,108.00
May 1997                        $11,826.00
May 1998                        $12,402.00
May 1999                        $12,870.00
May 2000                        $13,380.00
May 2001                        $14,198.00
May 2002                        $15,032.00
May 2003                        $15,619.00
May 2004                        $15,532.00


ML Short Term U.S. Government Fund, Inc.++
Class C Shares*

Date                              Value

May 1994                        $10,000.00
May 1995                        $10,533.00
May 1996                        $11,091.00
May 1997                        $11,817.00
May 1998                        $12,389.00
May 1999                        $12,853.00
May 2000                        $13,344.00
May 2001                        $14,122.00
May 2002                        $14,904.00
May 2003                        $15,426.00
May 2004                        $15,278.00


Citigroup 1-3 Year Treasury Index++++

Date                              Value

May 1994                        $10,000.00
May 1995                        $10,729.00
May 1996                        $11,298.00
May 1997                        $12,037.00
May 1998                        $12,877.00
May 1999                        $13,560.00
May 2000                        $14,118.00
May 2001                        $15,500.00
May 2002                        $16,447.00
May 2003                        $17,335.00
May 2004                        $17,444.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

++ML Short Term U.S. Government Fund, Inc. invests primarily in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, such as mortgage-backed securities, including collateralized mortgage obligations and debt securities issued or guaranteed by government agencies. Under normal conditions, the Fund will seek to maintain a dollar-weighted average maturity of less than three years.

++++This unmanaged Index consists of all U.S. Treasury Securities with a remaining average life of at least one year but less than three years.

Past performance is not indicative of future results.



Average Annual Total Return


                                        Return            Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 5/31/04                   -0.80%           -4.67%
Five Years Ended 5/31/04                 +3.58            +3.24
Ten Years Ended 5/31/04                  +4.38            +4.38

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

**Assuming payment of applicable contingent deferred sales charge.



                                        Return            Return
                                     Without CDSC      With CDSC**
Class B1 Shares*

One Year Ended 5/31/04                   -0.57%           -1.53%
Five Years Ended 5/31/04                 +3.83            +3.83
Ten Years Ended 5/31/04                  +4.50            +4.50

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after three years.

**Assuming payment of applicable contingent deferred sales charge.


                                        Return            Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 5/31/04                   -0.96%           -1.93%
Five Years Ended 5/31/04                 +3.52            +3.52
Ten Years Ended 5/31/04                  +4.33            +4.33

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

**Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC., MAY 31, 2004



Performance Data (concluded)


TOTAL RETURN BASED ON A $10,000 INVESTMENT


Class C1 & Class I Shares

A line graph illustrating the growth of a $10,000 investment in ML Short Term U.S. Government Fund, Inc.++ Class C1 and Class I
Shares* compared to a similar investment in Citigroup 1-3 Year
Treasury Index++++. Values illustrated are as follows:


ML Short Term U.S. Government Fund, Inc.++
Class C1 Shares*

Date                              Value

May 1994                        $10,000.00
May 1995                        $10,520.00
May 1996                        $11,101.00
May 1997                        $11,823.00
May 1998                        $12,380.00
May 1999                        $12,843.00
May 2000                        $13,347.00
May 2001                        $14,164.00
May 2002                        $15,012.00
May 2003                        $15,597.00
May 2004                        $15,510.00


ML Short Term U.S. Government Fund, Inc.++
Class I Shares*

Date                              Value

May 1994                        $ 9,900.00
May 1995                        $10,392.00
May 1996                        $10,948.00
May 1997                        $11,650.00
May 1998                        $12,187.00
May 1999                        $12,618.00
May 2000                        $13,088.00
May 2001                        $13,822.00
May 2002                        $14,577.00
May 2003                        $15,037.00
May 2004                        $14,864.00


Citigroup 1-3 Year Treasury Index++++

Date                              Value

May 1994                        $10,000.00
May 1995                        $10,729.00
May 1996                        $11,298.00
May 1997                        $12,037.00
May 1998                        $12,877.00
May 1999                        $13,560.00
May 2000                        $14,118.00
May 2001                        $15,500.00
May 2002                        $16,447.00
May 2003                        $17,335.00
May 2004                        $17,444.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

++ML Short Term U.S. Government Fund, Inc. invests primarily in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, such as mortgage-backed securities, including collateralized mortgage obligations and debt securities issued or guaranteed by government agencies. Under normal conditions, the Fund will seek to maintain a dollar-weighted average maturity of less than three years.

++++This unmanaged Index consists of all U.S. Treasury Securities with a remaining average life of at least one year but less than three years.

Past performance is not indicative of future results.



Average Annual Total Return


                                        Return            Return
                                     Without CDSC      With CDSC**
Class C1 Shares*

One Year Ended 5/31/04                   -0.56%           -1.53%
Five Years Ended 5/31/04                 +3.84            +3.84
Ten Years Ended 5/31/04                  +4.49            +4.49

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

**Assuming payment of applicable contingent deferred sales charge.


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 5/31/04                   -0.15%           -1.15%
Five Years Ended 5/31/04                 +4.37            +4.16
Ten Years Ended 5/31/04                  +5.20            +5.09

*Maximum sales charge is 1%.

**Assuming maximum sales charge.



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC., MAY 31, 2004


Schedule of Investments

                                                                                                                 Percent of
                               Face Amount   Issue                                                      Value    Net Assets
       Adjustable Rate                       Fannie Mae:
       Obligations*            $ 1,689,810      2.978% due 12/01/2018                             $    1,731,028       0.4%
                                   562,710      3.322% due 12/01/2021                                    579,105       0.1
                                   345,436      6% due 12/01/2021                                        352,883       0.1
                                 7,358,765      2003-W16 AF 1, 1.19% due 2/25/2023                     7,361,610       1.9
                                 5,865,060      4.738% due 9/01/2032                                   5,884,944       1.5
                                 9,891,621      2.571% due 7/01/2033                                  10,113,062       2.6
                                10,000,000   Federal Home Loan Bank, 1.41% due 10/01/2009              9,991,340       2.6
                                             Freddie Mac:
                                   416,513      7.748% due 5/01/2015                                     420,536       0.1
                                   245,854      2.494% due 1/01/2016                                     246,016       0.1
                                 1,332,173      3.081% due 1/01/2019                                   1,356,388       0.3
                                   888,476      3.414% due 9/01/2019                                     910,600       0.2
                                   546,687      2.775% due 3/01/2020                                     559,394       0.1
                                 4,475,041      3.345% due 6/01/2020                                   4,573,647       1.2
                                    32,183      3.89% due 8/01/2020                                       32,806       0.0
                                   730,263      3.384% due 10/01/2023                                    751,388       0.2
                                   793,539      3.903% due 8/01/2031                                     801,802       0.2
                                 5,292,200   GMAC Commercial Mortgage Securities Inc.,
                                             2003-FL1A A, 1.46% due 3/11/2015 (d)                      5,292,200       1.4
                                   695,514   Lehman Brothers Floating Rate Commercial
                                             Mortgage Trust, 2002-LLFA-A, 1.39% due
                                             6/14/2017                                                   695,523       0.2
                                 8,000,000   MBNA Master Credit Card Trust USA, 2001-A-A,
                                             1.25% due 7/15/2008                                       8,018,778       2.1
                                 1,426,296   Morgan Stanley Dean Witter Capital I, 2002-XLF-A,
                                             1.40% due 8/05/2014                                       1,426,295       0.4

                                             Total Investments in Adjustable Rate
                                             Obligations (Cost--$61,317,826)                          61,099,345      15.7

       Collateralized            5,000,000   GMAC Mortgage Corporation Loan Trust
       Mortgage                              2003-HE2 A2, 3.14% due 6/25/2025                          4,991,842       1.3
       Obligations**                         Fannie Mae, REMIC (a):
                                 1,238,543     2001-60 JZ, 6% due 3/25/2031                            1,262,231       0.3
                                 2,294,527     2003-16 JB, 5% due 3/25/2018                            2,285,505       0.6
                                10,000,000     2003-17 QR, 4.50% due 11/25/2025                        9,762,380       2.5
                                 5,000,000   Freddie Mac, REMIC, 2677 HB, 4% due
                                             3/15/2014 (a)                                             4,837,388       1.2
                                             Freddie Mac Structured Pass-Through Certificates:
                                 4,500,000     H011 A3, 3.247% due 11/15/2008                          4,484,462       1.2
                                 5,000,000     H016 A3, 3.225% due 1/15/2011                           4,953,125       1.3
                                 5,000,000   Greenwich Capital Commercial Funding Corp.,
                                             2004-GG1 A2, 3.835% due 6/10/2036                         5,001,015       1.3
                                             Washington Mutual:
                                 1,665,855     2002-AR19-A8, 4.56% due 2/25/2033                       1,667,109       0.4
                                 6,587,500     2003-AR7-A3, 2.591% due 8/25/2033                       6,562,129       1.7
                                             Total Investments in Collateralized
                                             Mortgage Obligations
                                             (Cost--$46,280,520)                                      45,807,186      11.8


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC., MAY 31, 2004


Schedule of Investments (continued)

                                                                                                                 Percent of
                               Face Amount   Issue                                                      Value    Net Assets
       Fixed Rate              $ 5,000,000   CS First Boston Mortgage Securities Corporation,
       Mortgage-Backed                       2001-CF2-A2, 5.935% due 1/15/2006                    $    5,210,164       1.3%
       Obligations**                         Fannie Mae:
                                   214,157      6.50% due 9/01/2006 (c)                                  220,192       0.1
                                 6,163,089      7.50% due 6/01/2008 - 8/01/2016                        6,583,257       1.7
                                   972,729      5.50% due 2/01/2009 (c)                                  991,703       0.3
                                 1,063,559      6% due 2/01/2009 (c)                                   1,091,720       0.3
                                12,182,519      7% due 9/01/2014 - 11/01/2017                         12,963,327       3.3
                                 8,696,502      5% due 2/01/2017                                       8,725,570       2.3
                                11,922,300      5.50% due 9/01/2017 - 12/01/2018                      12,183,067       3.1
                                10,000,000      4% due 6/01/2019                                       9,525,000       2.5
                                 4,726,675      7.50% due 11/01/2026 - 4/01/2032                       5,053,165       1.3
                                 2,392,804      6.50% due 2/01/2029 - 4/01/2031                        2,481,438       0.6
                                 5,501,617      7% due 5/01/2029 - 7/01/2032                           5,792,090       1.5
                                 4,143,602      8% due 11/01/2030 - 5/01/2032                          4,472,455       1.2
                                 1,550,821      6% due 12/01/2032                                      1,578,908       0.4
                                             Freddie Mac--Gold Program:
                                 8,680,577      4% due 9/01/2008 (e)                                   8,680,658       2.2
                                19,065,896      6.50% due 1/01/2009 - 1/01/2019                       20,165,382       5.2
                                 7,256,088      4.50% due 4/01/2010 (c)                                7,252,687       1.9
                                 2,593,719      7% due 11/01/2015 - 12/01/2016                         2,757,577       0.7
                                11,665,000      6% due 10/01/2016 - 7/01/2017                         12,131,648       3.1
                                   847,871      6.50% due 4/01/2029 - 9/01/2030                          879,971       0.2

                                             Total Investments in Fixed Rate
                                             Mortgage-Backed Obligations
                                             (Cost--$128,360,263)                                    128,739,979      33.2

       U.S. Government &                     Fannie Mae:
       Agency Obligations       10,000,000      2.625% due 11/15/2006                                  9,878,480       2.5
                                 5,000,000      2.375% due 2/15/2007                                   4,881,360       1.3
                                10,000,000      6.625% due 10/15/2007                                 10,949,260       2.8
                                             Federal Home Loan Bank:
                                11,000,000      4.75% due 6/28/2004                                   11,030,162       2.8
                                10,000,000      4.125% due 1/14/2005 (b)                              10,154,430       2.6
                                10,000,000      2.25% due 12/15/2005                                   9,964,580       2.6
                                10,000,000      5.125% due 3/06/2006                                  10,416,380       2.7
                                 9,000,000      1.875% due 6/15/2006                                   8,824,563       2.3
                                10,000,000      2.875% due 9/15/2006                                   9,963,100       2.5
                                 4,500,000      2.75% due 3/14/2008                                    4,338,459       1.1
                                             U.S. Treasury Bonds & Notes:
                                 3,000,000      2.875% due 6/30/2004                                   3,004,569       0.8
                                12,000,000      1.75% due 12/31/2004                                  12,018,744       3.1
                                10,000,000      1.625% due 4/30/2005 (b)                               9,986,720       2.6
                                 5,500,000      6.75% due 5/15/2005                                    5,754,804       1.5
                                 5,000,000      1.625% due 10/31/2005                                  4,963,670       1.3
                                 6,000,000      7% due 7/15/2006                                       6,535,782       1.7
                                 8,000,000      2.375% due 8/15/2006                                   7,947,816       2.1
                                 5,000,000      3.25% due 8/15/2007                                    5,012,110       1.3
                                 5,000,000      2.625% due 5/15/2008                                   4,842,580       1.2

                                             Total Investments in U.S. Government &
                                             Agency Obligations (Cost--$151,558,124)                 150,467,569      38.8


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC., MAY 31, 2004


Schedule of Investments (concluded)

                                                                                                                 Percent of
                               Face Amount   Short-Term Securities                                      Value    Net Assets
       Repurchase              $11,700,000   Morgan Stanley & Co., Inc., purchased
       Agreements                            on 5/28/2004 to yield 1% to 6/01/2004,
                                             repurchase price $11,701,300, collateralized
                                             by FNMA, 3.15% due 4/01/2041                         $   11,700,000       3.0%

                                             Total Short-Term Securities
                                             (Cost--$11,700,000)                                      11,700,000       3.0

       Total Investments (Cost--$399,216,733)                                                        397,814,079     102.5
       Liabilities in Excess of Other Assets                                                         (9,640,941)      (2.5)
                                                                                                  --------------     ------
       Net Assets                                                                                 $  388,173,138     100.0%
                                                                                                  ==============     ======

(a)Real Estate Mortgage Investment Conduits (REMIC).

(b)All or a portion of security held as collateral in connection with open financial futures contracts.

(c)Represents balloon mortgages that amortize on a 30-year schedule and have seven-year maturities.

(d)The security may be offered and sold to "qualified institutional buyers" under rule 144A of the Securities Act of 1933.

(e)Represents balloon mortgages that amortize on a 30-year schedule and have five-year maturities.

*Adjustable Rate Obligations have coupon rates which reset periodically.

**Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

Financial futures contracts sold as of May 31, 2004 were as follows:

Number of                  Expiration       Face         Unrealized
Contracts    Issue            Date         Value       Appreciation

  400      Five-Year       September
         U.S. Treasury        2004
             Notes                       $43,365,312       $ 96,562
   27       Ten-Year          June
         U.S. Treasury        2004
             Notes                         3,023,648         57,023
   73       Ten-Year       September
         U.S. Treasury        2004
             Notes                         7,937,046         25,671

                                                           --------
Total Unrealized Appreciation--Net                         $179,256
                                                           ========

See Notes to Financial Statements.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC., MAY 31, 2004


Statement of Assets and Liabilities

As of May 31, 2004
Assets

           Investments in unaffiliated securities, at value (identified cost--$399,216,733)                 $   397,814,079
           Cash                                                                                                      76,776
           Receivables:
               Capital shares sold                                                        $    10,282,531
               Interest                                                                         2,230,978
               Variation margin                                                                   196,894
               Principal paydowns                                                                  91,972        12,802,375
                                                                                          ---------------
           Prepaid expenses                                                                                          31,947
                                                                                                            ---------------
           Total assets                                                                                         410,725,177
                                                                                                            ---------------

Liabilities

           Payables:
               Securities purchased                                                            19,497,726
               Capital shares redeemed                                                          2,541,182
               Dividends to shareholders                                                          198,517
               Investment adviser                                                                 107,695
               Distributor                                                                         81,163
               Other affiliates                                                                     3,556        22,429,839
                                                                                          ---------------
           Accrued expenses and other liabilities                                                                   122,200
                                                                                                            ---------------
           Total liabilities                                                                                     22,552,039
                                                                                                            ---------------

Net Assets

           Net assets                                                                                       $   388,173,138
                                                                                                            ===============

Net Assets Consist of

           Class A Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                    $       100,784
           Class A1 Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                         1,239,884
           Class B Shares of Common Stock, $.10 par value, 600,000,000 shares authorized                             32,965
           Class B1 Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                           644,984
           Class C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                            245,544
           Class C1 Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                         1,119,935
           Class I Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                            754,863
           Paid-in capital in excess of par                                                                     403,705,098
           Undistributed investment income--net                                           $         1,329
           Accumulated realized capital losses on investments--net                           (18,448,850)
           Unrealized depreciation on investments--net                                        (1,223,398)
                                                                                          ---------------
           Total accumulated losses--net                                                                       (19,670,919)
                                                                                                            ---------------
           Net Assets                                                                                       $   388,173,138
                                                                                                            ===============

Net Asset Value

           Class A--Based on net assets of $9,891,223 and 1,007,841 shares outstanding                      $          9.81
                                                                                                            ===============
           Class A1--Based on net assets of $115,622,283 and 12,398,844 shares outstanding                  $          9.33
                                                                                                            ===============
           Class B--Based on net assets of $3,239,320 and 329,652 shares outstanding                        $          9.83
                                                                                                            ===============
           Class B1--Based on net assets of $60,122,022 and 6,449,843 shares outstanding                    $          9.32
                                                                                                            ===============
           Class C--Based on net assets of $24,119,953 and 2,455,442 shares outstanding                     $          9.82
                                                                                                            ===============
           Class C1--Based on net assets of $104,491,617 and 11,199,354 shares outstanding                  $          9.33
                                                                                                            ===============
           Class I--Based on net assets of $70,686,720 and 7,548,626 shares outstanding                     $          9.36
                                                                                                            ===============

See Notes to Financial Statements.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC., MAY 31, 2004


Statement of Operations

For the Year Ended May 31, 2004
Investment Income

           Interest                                                                                         $    15,810,480
                                                                                                            ---------------

Expenses

           Investment advisory fees                                                       $     1,727,395
           Account maintenance and distribution fees--Class C1                                    516,546
           Account maintenance and distribution fees--Class B1                                    329,376
           Accounting services                                                                    203,253
           Registration fees                                                                      171,493
           Transfer agent fees--Class C1                                                          136,979
           Account maintenance fees--Class A1                                                     121,145
           Transfer agent fees--Class A1                                                          111,188
           Transfer agent fees--Class B1                                                           89,405
           Account maintenance and distribution fees--Class C                                      88,658
           Transfer agent fees--Class I                                                            76,170
           Professional fees                                                                       73,438
           Custodian fees                                                                          63,924
           Printing and shareholder reports                                                        58,982
           Directors' fees and expenses                                                            21,152
           Pricing fees                                                                            14,340
           Transfer agent fees--Class C                                                            11,740
           Account maintenance and distribution fees--Class B                                      10,514
           Account maintenance fees--Class A                                                        9,748
           Transfer agent fees--Class A                                                             3,920
           Transfer agent fees--Class B                                                             1,530
           Other                                                                                   51,099
                                                                                          ---------------
           Total expenses before waiver                                                         3,891,995
           Waiver of expenses                                                                    (67,127)
                                                                                          ---------------
           Total expenses after waiver                                                                            3,824,868
                                                                                                            ---------------
           Investment income--net                                                                                11,985,612
                                                                                                            ---------------

Realized & Unrealized Loss on Investments--Net

           Realized losson investments--net                                                                     (6,258,550)
           Change in unrealized appreciation/depreciation on investments--net                                   (7,537,170)
                                                                                                            ---------------
           Total realized and unrealized loss on investments--net                                              (13,795,720)
                                                                                                            ---------------
           Net Decrease in Net Assets Resulting from Operations                                             $   (1,810,108)
                                                                                                            ===============

See Notes to Financial Statements.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC., MAY 31, 2004


Statements of Changes in Net Assets

                                                                                                 For the Year Ended May 31,
Increase (Decrease) in Net Assets:                                                                 2004             2003
Operations

           Investment income--net                                                         $    11,985,612   $    12,700,862
           Realized loss on investments--net                                                  (6,258,550)       (2,577,860)
           Change in unrealized appreciation/depreciation on investments--net                 (7,537,170)         2,380,757
                                                                                          ---------------   ---------------
           Net increase (decrease) in net assets resulting from operations                    (1,810,108)        12,503,759
                                                                                          ---------------   ---------------

Dividends to Shareholders

           Investment income--net:
               Class A                                                                           (99,659)                --
               Class A1                                                                       (3,550,700)       (3,890,026)
               Class B                                                                           (29,495)                --
               Class B1                                                                       (2,174,632)       (3,173,526)
               Class C                                                                          (224,957)                --
               Class C1                                                                       (3,394,199)       (2,913,010)
               Class I                                                                        (2,513,412)       (2,724,300)
                                                                                          ---------------   ---------------
           Net decrease in net assets resulting from dividends to shareholders               (11,987,054)      (12,700,862)
                                                                                          ---------------   ---------------

Capital Share Transactions

           Net increase (decrease) in net assets derived from capital share transactions     (61,761,803)       253,044,817
                                                                                          ---------------   ---------------

Net Assets

           Total increase (decrease) in net assets                                           (75,558,965)       252,847,714
           Beginning of year                                                                  463,732,103       210,884,389
                                                                                          ---------------   ---------------
           End of year*                                                                   $   388,173,138   $   463,732,103
                                                                                          ===============   ===============
               *Undistributed investment income--net                                      $         1,329   $         1,329
                                                                                          ===============   ===============

See Notes to Financial Statements.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC., MAY 31, 2004


Financial Highlights
                                                                                                                Class A

                                                                                                             For the Period
The following per share data and ratios have been derived                                                    September 29,
from information provided in the financial statements.                                                         2003++ to
                                                                                                                May 31,
Increase (Decrease) in Net Asset Value:                                                                           2004
Per Share Operating Performance

           Net asset value, beginning of period                                                                  $    10.00
                                                                                                                 ----------
           Investment income--net                                                                                       .16
           Realized and unrealized loss on investments--net                                                           (.19)
                                                                                                                 ----------
           Total from investment operations                                                                           (.03)
                                                                                                                 ----------
           Less dividends from investment income--net                                                                 (.16)
                                                                                                                 ----------
           Net asset value, end of period                                                                        $     9.81
                                                                                                                 ==========

Total Investment Return**

           Based on net asset value per share                                                                     (.16%)+++
                                                                                                                 ==========

Ratios to Average Net Assets

           Expenses, net of waiver                                                                                    .90%*
                                                                                                                 ==========
           Expenses                                                                                                   .91%*
                                                                                                                 ==========
           Investment income--net                                                                                    2.55%*
                                                                                                                 ==========
           Supplemental Data
           Net assets, end of period (in thousands)                                                              $    9,891
                                                                                                                 ==========
           Portfolio turnover                                                                                        80.10%
                                                                                                                 ==========

*Annualized.

**Total investment returns exclude the effect of sales charges.

++Commencement of operations.

+++Aggregate total investment return.

See Notes to Financial Statements.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC., MAY 31, 2004

Financial Highlights (continued)

The following per share data and ratios have been derived                              Class A1++
from information provided in the financial statements.
                                                                               For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                         2004         2003         2002         2001          2000
Per Share Operating Performance

           Net asset value, beginning of year                $     9.62   $     9.59   $     9.47   $     9.40   $     9.49
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net                                   .28          .37          .47          .53          .50
           Realized and unrealized gain (loss)
           on investments--net                                    (.29)          .03          .12          .07        (.09)
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                       (.01)          .40          .59          .60          .41
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends from investment income--net             (.28)        (.37)        (.47)        (.53)        (.50)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of year                      $     9.33   $     9.62   $     9.59   $     9.47   $     9.40
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                    (.15%)        4.20%        6.30%        6.53%        4.39%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of waiver and excluding
           reorganization expenses                                 .73%         .72%         .75%        1.12%        1.21%
                                                             ==========   ==========   ==========   ==========   ==========
           Expenses, net of waiver                                 .73%         .72%         .75%        1.36%        1.21%
                                                             ==========   ==========   ==========   ==========   ==========
           Expenses                                                .74%         .73%         .83%        1.36%        1.21%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                                 2.92%        3.78%        4.81%        5.25%        5.24%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)            $  115,622   $  131,302   $   72,863   $   35,673   $   11,466
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    80.10%       72.35%       73.70%       84.18%       41.63%
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns exclude the effect of sales charges.

++Effective September 29, 2003, Class A Shares were redesignated
Class A1 Shares.

See Notes to Financial Statements.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC., MAY 31, 2004


Financial Highlights (continued)
                                                                                                                Class B

                                                                                                             For the Period
The following per share data and ratios have been derived                                                    September 29,
from information provided in the financial statements.                                                         2003++ to
                                                                                                                May 31,
Increase (Decrease) in Net Asset Value:                                                                           2004
Per Share Operating Performance

           Net asset value, beginning of period                                                                  $    10.00
                                                                                                                 ----------
           Investment income--net                                                                                       .13
           Realized and unrealized loss on investments--net                                                           (.17)
                                                                                                                 ----------
           Total from investment operations                                                                           (.04)
                                                                                                                 ----------
           Less dividends from investment income--net                                                                 (.13)
                                                                                                                 ----------
           Net asset value, end of period                                                                        $     9.83
                                                                                                                 ==========

Total Investment Return**

           Based on net asset value per share                                                                     (.38%)+++
                                                                                                                 ==========

Ratios to Average Net Assets

           Expenses, net of waiver                                                                                   1.39%*
                                                                                                                 ==========
           Expenses                                                                                                  1.41%*
                                                                                                                 ==========
           Investment income--net                                                                                    2.09%*
                                                                                                                 ==========

Supplemental Data

           Net assets, end of period (in thousands)                                                              $    3,239
                                                                                                                 ==========
           Portfolio turnover                                                                                        80.10%
                                                                                                                 ==========

*Annualized.

**Total investment returns exclude the effect of sales charges.

++Commencement of operations.

+++Aggregate total investment return.

See Notes to Financial Statements.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC., MAY 31, 2004


Financial Highlights (continued)

The following per share data and ratios have been derived                              Class B1++
from information provided in the financial statements.
                                                                               For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                         2004         2003         2002         2001          2000
Per Share Operating Performance

           Net asset value, beginning of year                $     9.62   $     9.59   $     9.48   $     9.41   $     9.49
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net                                   .25          .34          .44          .49          .45
           Realized and unrealized gain (loss)
           on investments--net                                    (.30)          .03          .11          .07        (.08)
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                       (.05)          .37          .55          .56          .37
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends from investment income--net             (.25)        (.34)        (.44)        (.49)        (.45)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of year                      $     9.32   $     9.62   $     9.59   $     9.48   $     9.41
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                    (.57%)        3.89%        5.89%        6.11%        3.96%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of waiver and excluding
           reorganization expenses                                1.04%        1.03%        1.05%        1.51%        1.73%
                                                             ==========   ==========   ==========   ==========   ==========
           Expenses, net of waiver                                1.04%        1.03%        1.05%        1.73%        1.73%
                                                             ==========   ==========   ==========   ==========   ==========
           Expenses                                               1.06%        1.04%        1.17%        1.73%        1.73%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                                 2.63%        3.49%        4.56%        4.95%        4.72%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)            $   60,122   $  101,576   $   61,227   $   66,454   $   54,126
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    80.10%       72.35%       73.70%       84.18%       41.63%
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns exclude the effect of sales charges.

++Effective September 29, 2003, Class B Shares were redesignated
Class B1 Shares.

See Notes to Financial Statements.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC., MAY 31, 2004


Financial Highlights (continued)
                                                                                                                Class C

                                                                                                             For the Period
The following per share data and ratios have been derived                                                    September 29,
from information provided in the financial statements.                                                         2003++ to
                                                                                                                May 31,
Increase (Decrease) in Net Asset Value:                                                                           2004
Per Share Operating Performance

           Net asset value, beginning of period                                                                  $    10.00
                                                                                                                 ----------
           Investment income--net                                                                                       .13
           Realized and unrealized loss on investments--net                                                           (.18)
                                                                                                                 ----------
           Total from investment operations                                                                           (.05)
                                                                                                                 ----------
           Less dividends from investment income--net                                                                 (.13)
                                                                                                                 ----------
           Net asset value, end of period                                                                        $     9.82
                                                                                                                 ==========

Total Investment Return**

           Based on net asset value per share                                                                     (.63%)+++
                                                                                                                 ==========

Ratios to Average Net Assets

           Expenses, net of waiver                                                                                   1.44%*
                                                                                                                 ==========
           Expenses                                                                                                  1.47%*
                                                                                                                 ==========
           Investment income--net                                                                                    2.02%*
                                                                                                                 ==========

Supplemental Data

           Net assets, end of period (in thousands)                                                              $   24,120
                                                                                                                 ==========
           Portfolio turnover                                                                                        80.10%
                                                                                                                 ==========

*Annualized.

**Total investment returns exclude the effect of sales charges.

++Commencement of operations.

+++Aggregate total investment return.

See Notes to Financial Statements.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC., MAY 31, 2004

Financial Highlights (continued)

The following per share data and ratios have been derived                              Class C1++
from information provided in the financial statements.
                                                                               For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                         2004         2003         2002         2001          2000
Per Share Operating Performance

           Net asset value, beginning of year                $     9.63   $     9.60   $     9.48   $     9.41   $     9.49
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net                                   .25          .34          .44          .49          .44
           Realized and unrealized gain (loss)
           on investments--net                                    (.30)          .03          .12          .07        (.08)
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                       (.05)          .37          .56          .56          .36
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends from investment income--net             (.25)        (.34)        (.44)        (.49)        (.44)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of year                      $     9.33   $     9.63   $     9.60   $     9.48   $     9.41
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                    (.56%)        3.90%        5.99%        6.11%        3.92%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of waiver and excluding
           reorganization expenses                                1.04%        1.02%        1.05%        1.51%        1.75%
                                                             ==========   ==========   ==========   ==========   ==========
           Expenses, net of waiver                                1.04%        1.02%        1.05%        1.74%        1.75%
                                                             ==========   ==========   ==========   ==========   ==========
           Expenses                                               1.05%        1.04%        1.14%        1.74%        1.75%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                                 2.62%        3.44%        4.49%        4.96%        4.70%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)            $  104,492   $  134,134   $   43,751   $   17,119   $   12,400
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    80.10%       72.35%       73.70%       84.18%       41.63%
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns exclude the effect of sales charges.

++Effective September 29, 2003, Class C Shares were redesignated
Class C1 Shares.

See Notes to Financial Statements.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC., MAY 31, 2004

Financial Highlights (concluded)

The following per share data and ratios have been derived                               Class I
from information provided in the financial statements.
                                                                               For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                         2004        2003++       2002++       2001++        2000++
Per Share Operating Performance

           Net asset value, beginning of year                $     9.66   $     9.64   $     9.51   $     9.44   $     9.52
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net                                   .29          .38          .48          .54          .52
           Realized and unrealized gain (loss)
           on investments--net                                    (.30)          .02          .13          .07        (.08)
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                       (.01)          .40          .61          .61          .44
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends from investment income--net             (.29)        (.38)        (.48)        (.54)        (.52)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of year                      $     9.36   $     9.66   $     9.64   $     9.51   $     9.44
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                    (.15%)        4.20%        6.52%        6.68%        4.76%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of waiver and excluding
           reorganization expenses                                 .63%         .63%         .65%        1.00%         .95%
                                                             ==========   ==========   ==========   ==========   ==========
           Expenses, net of waiver                                 .63%         .63%         .65%        1.24%         .95%
                                                             ==========   ==========   ==========   ==========   ==========
           Expenses                                                .64%         .63%         .73%        1.24%         .95%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                                 3.03%        3.85%        4.91%        5.29%        5.50%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)            $   70,687   $   96,720   $   33,043   $   18,470   $    1,147
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    80.10%       72.35%       73.70%       84.18%       41.63%
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns exclude the effect of sales charges.

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.

See Notes to Financial Statements.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC., MAY 31, 2004



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Short Term U.S. Government Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Effective September 29, 2003, Class A Shares were redesignated to Class A1 Shares, Class B Shares were redesignated to Class B1 Shares and Class C Shares were redesignated to Class C1 Shares. In addition, the Fund introduced new Class A, Class B and Class C Shares. The Fund's financial statements and financial highlights contained within this report reflect the new share class redesignation. Shares of Class A, Class A1 and Class I are sold with a front-end sales charge. Shares of Class B, Class B1, Class C and Class C1 may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class A1, Class B, Class B1, Class C and Class C1 Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class B1, Class C and Class C1 Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC., MAY 31, 2004



Notes to Financial Statements (continued)


(b) Repurchase agreements--The Fund may invest in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund may purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--All or a portion of the Fund's net investment income is declared daily and paid monthly. Distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Dollar rolls--The Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date.

(i) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $4,673,110 has been reclassified between paid-in capital in excess of par and accumulated realized capital losses on investments and $1,442 has been reclassified between paid-in capital in excess of par and undistributed net investment income as a result of permanent differences attributable to the expiration of capital loss carryforwards and non-deductible expenses. These reclassifications have no effect on net assets or net asset values per share.



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC., MAY 31, 2004



Notes to Financial Statements (continued)


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund paid a monthly fee of .40%, on an annual basis, of the average daily value of the Fund's net assets. For the year ended May 31, 2004, MLIM earned fees of $1,727,395, of which $67,127 was waived.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                              Account
                          Maintenance           Distribution
                                  Fee                    Fee

Class A                          .25%                     --
Class A1                         .10%                     --
Class B                          .25%                   .50%
Class B1                         .10%                   .30%
Class C                          .25%                   .55%
Class C1                         .10%                   .30%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class A1, Class B, Class B1,
Class C and Class C1 shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class B1, Class C and Class C1 shareholders.

For the year ended May 31, 2004, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A, Class A1 and Class I Shares as follows:


                                 FAMD                 MLPF&S

Class A                       $ 7,410               $ 54,553
Class A1                      $ 2,286               $ 25,518
Class I                       $    42               $    324


For the year ended May 31, 2004, MLPF&S received contingent deferred sales charges of $9,938, $128,830 and $82,571 relating to transactions in Class A1, Class B1 and Class C1 Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended May 31, 2004, the Fund reimbursed MLIM $9,481 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2004 were $334,068,966 and $359,199,907, respectively.

Net realized losses for the year ended May 31, 2004 and net unrealized appreciation/depreciation as of May 31, 2004 were as follows:


                                                         Unrealized
                                        Realized      Appreciation/
                                          Losses       Depreciation

Long-term investments             $  (5,478,501)     $  (1,402,654)
Financial futures contracts            (780,049)            179,256
                                  --------------     --------------
Total                             $  (6,258,550)     $  (1,223,398)
                                  ==============     ==============



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC., MAY 31, 2004



Notes to Financial Statements (continued)


As of May 31, 2004, net unrealized depreciation for Federal income tax purposes aggregated $1,402,654, of which $1,484,123 related to appreciated securities and $2,886,777 related to depreciated securities. The aggregate cost of investments at May 31, 2004 for Federal income tax purposes was $399,216,733.


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $(61,761,803) and $253,044,817 for the years ended May 31, 2004 and May 31, 2003, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Period
September 29, 2003++ to                                      Dollar
May 31, 2004                              Shares             Amount

Shares sold                            1,192,842     $   11,856,353
Shares issued to shareholders
   in reinvestment of dividends            4,368             43,369
                                   -------------     --------------
Total issued                           1,197,210         11,899,722
Shares redeemed                        (189,369)        (1,877,513)
                                   -------------     --------------
Net increase                           1,007,841     $   10,022,209
                                   =============     ==============

++ Commencement of operations.


Class A1 Shares for the Year                                 Dollar
Ended May 31, 2004++                      Shares             Amount

Shares sold                            6,414,987     $   60,886,099
Automatic conversion of shares           449,778          4,244,063
Shares issued to shareholders
   in reinvestment of dividends          193,354          1,832,387
                                   -------------     --------------
Total issued                           7,058,119         66,962,549
Shares redeemed                      (8,303,191)       (78,666,992)
                                   -------------     --------------
Net decrease                         (1,245,072)     $ (11,704,443)
                                   =============     ==============

++ Effective September 29, 2003, Class A Shares were redesignated
Class A1 Shares.


Class A1 Shares for the Year                                 Dollar
Ended May 31, 2003++                      Shares             Amount

Shares sold                           10,690,021     $  103,153,464
Automatic conversion of shares           342,658          3,304,109
Shares issued to shareholders
   in reinvestment of dividends          193,273          1,863,965
                                   -------------     --------------
Total issued                          11,225,952        108,321,538
Shares redeemed                      (5,176,501)       (49,937,346)
                                   -------------     --------------
Net increase                           6,049,451     $   58,384,192
                                   =============     ==============

++ Effective September 29, 2003, Class A Shares were redesignated
Class A1 Shares.


Class B Shares for the Period
September 29, 2003++ to                                      Dollar
May 31, 2004                              Shares             Amount

Shares sold                              429,960     $    4,278,485
Shares issued to shareholders
   in reinvestment of dividends            2,170             21,568
                                   -------------     --------------
Total issued                             432,130          4,300,053
Shares redeemed                        (102,478)        (1,019,070)
                                   -------------     --------------
Net increase                             329,652     $    3,280,983
                                   =============     ==============

++ Commencement of operations.


Class B1 Shares for the Year                                 Dollar
Ended May 31, 2004++                      Shares             Amount

Shares sold                            1,540,240     $   14,635,785
Shares issued to shareholders
   in reinvestment of dividends          165,997          1,573,348
                                   -------------     --------------
Total issued                           1,706,237         16,209,133
Automatic conversion of shares         (450,022)        (4,244,063)
Shares redeemed                      (5,364,696)       (50,803,622)
                                   -------------     --------------
Net decrease                         (4,108,481)     $ (38,838,552)
                                   =============     ==============

++ Effective September 29, 2003, Class B Shares were redesignated
Class B1 Shares.


Class B1 Shares for the Year                                 Dollar
Ended May 31, 2003++                      Shares             Amount

Shares sold                            7,886,950     $   76,105,065
Shares issued to shareholders
   in reinvestment of dividends          224,959          2,168,961
                                   -------------     --------------
Total issued                           8,111,909         78,274,026
Automatic conversion of shares         (342,681)        (3,304,109)
Shares redeemed                      (3,594,357)       (34,669,019)
                                   -------------     --------------
Net increase                           4,174,871     $   40,300,898
                                   =============     ==============

++ Effective September 29, 2003, Class B Shares were redesignated
Class B1 Shares.


Class C Shares for the Period
September 29, 2003++ to                                      Dollar
May 31, 2004                              Shares             Amount

Shares sold                            2,676,932     $   26,666,498
Shares issued to shareholders
   in reinvestment of dividends           14,763            146,698
                                   -------------     --------------
Total issued                           2,691,695         26,813,196
Shares redeemed                        (236,253)        (2,337,842)
                                   -------------     --------------
Net increase                           2,455,442     $   24,475,354
                                   =============     ==============

++ Commencement of operations.



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC., MAY 31, 2004



Notes to Financial Statements (concluded)


Class C1 Shares for the Year                                 Dollar
Ended May 31, 2004++                      Shares             Amount

Shares sold                            2,578,124     $   24,649,912
Shares issued to shareholders
   in reinvestment of dividends          225,213          2,136,006
                                   -------------     --------------
Total issued                           2,803,337         26,785,918
Shares redeemed                      (5,533,518)       (52,396,386)
                                   -------------     --------------
Net decrease                         (2,730,181)     $ (25,610,468)
                                   =============     ==============

++ Effective September 29, 2003, Class C Shares were redesignated
Class C1 Shares.


Class C1 Shares for the Year                                 Dollar
Ended May 31, 2003++                      Shares             Amount

Shares sold                           12,006,342     $  115,978,728
Shares issued to shareholders
   in reinvestment of dividends          179,683          1,733,793
                                   -------------     --------------
Total issued                          12,186,025        117,712,521
Shares redeemed                      (2,813,764)       (27,168,228)
                                   -------------     --------------
Net increase                           9,372,261     $   90,544,293
                                   =============     ==============

++ Effective September 29, 2003, Class C Shares were redesignated
Class C1 Shares.


Class I Shares for the Year                                  Dollar
Ended May 31, 2004                        Shares             Amount

Shares sold                            3,054,639     $   29,109,788
Shares issued to shareholders
   in reinvestment of dividends           75,807            721,858
                                   -------------     --------------
Total issued                           3,130,446         29,831,646
Shares redeemed                      (5,589,580)       (53,218,532)
                                   -------------     --------------
Net decrease                         (2,459,134)     $ (23,386,886)
                                   =============     ==============


Class I Shares for the Year                                  Dollar
Ended May 31, 2003                        Shares             Amount

Shares sold                           10,511,628     $  101,929,334
Shares issued to shareholders
   in reinvestment of dividends           83,139            805,295
                                   -------------     --------------
Total issued                          10,594,767        102,734,629
Shares redeemed                      (4,016,349)       (38,919,195)
                                   -------------     --------------
Net increase                           6,578,418     $   63,815,434
                                   =============     ==============


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended May 31, 2004.


6. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended May 31, 2004 and May 31, 2003 was as follows:


                                       5/31/2004          5/31/2003
Distributions paid from:
   Ordinary income                 $  11,987,054     $   12,700,862
                                   -------------     --------------
Total taxable distributions        $  11,987,054     $   12,700,862
                                   =============     ==============


As of May 31, 2004, the components of accumulated losses on a tax basis were as follows:

Undistributed ordinary income--net                   $        1,329
Undistributed long-term capital gains--net                       --
                                                     --------------
Total undistributed earnings--net                             1,329
Capital loss carryforward                             (16,109,692)*
Unrealized losses--net                                (3,562,556)**
                                                     --------------
Total accumulated losses--net                        $ (19,670,919)
                                                     ==============

*On May 31, 2004, the Fund had a net capital loss carryforward of $16,109,692 of which $251,490 expires in 2005, $5,459,968 expires in
2006, $2,445,975 expires in 2007, $116,161 expires in 2008, $234,065 expires in 2009, $601,573 expires in 2010, $455,028 expires in 2011 and $6,545,432 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.

**The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain futures contracts and the deferral of post-October capital losses for tax purposes.



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC., MAY 31, 2004



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of Merrill Lynch Short Term U.S. Government Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill
Lynch Short Term U.S. Government Fund, Inc. as of May 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Short Term U.S. Government Fund, Inc. as of May 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting prinicples.



Deloitte & Touche LLP
Princeton, New Jersey
July 16, 2004



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC., MAY 31, 2004


Officers and Directors (unaudited)

                                                                                            Number of
                                                                                            Portfolios in  Other Public
                       Position(s)   Length of                                              Fund Complex   Directorships
                       Held with     Time                                                   Overseen by    Held by
Name, Address & Age    Fund          Served   Principal Occupation(s) During Past 5 Years   Director       Director
Interested Director

Terry K. Glenn*        President     1999 to  President of the Merrill Lynch Investment     126 Funds      None
P.O. Box 9011          and           present  Managers, L.P. ("MLIM")/Fund Asset            161 Portfolios
Princeton,             Director      and      Management, L.P. ("FAM")--Advised Funds
NJ 08543-9011                        1983 to  since 1999; Chairman (Americas Region)
Age: 63                              present  of MLIM from 2000 to 2002; Executive Vice
                                              President of MLIM and FAM (which terms as
                                              used herein include their corporate
                                              predecessors) from 1983 to 2002; President
                                              of FAM Distributors, Inc. ("FAMD") from
                                              1986 to 2002 and Director thereof from 1991
                                              to 2002; Executive Vice President and
                                              Director of Princeton Services, Inc.
                                              ("Princeton Services") from 1993 to 2002;
                                              President of Princeton Administrators, L.P.
                                              from 1989 to 2002; Director of Financial
                                              Data Services, Inc. since 1985.


* Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his former positions with MLIM, FAM, FAMD, Princeton Services and
Princeton Administrators, L.P. The Director's term is unlimited.
Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC., MAY 31, 2004


Officers and Directors (unaudited)(continued)

                                                                                            Number of
                                                                                            Portfolios in  Other Public
                       Position(s)   Length of                                              Fund Complex   Directorships
                       Held with     Time                                                   Overseen by    Held by
Name, Address & Age    Fund          Served   Principal Occupation(s) During Past 5 Years   Director       Director
Independent Directors*

James H. Bodurtha      Director      2002 to  Director, The China Business Group, Inc.      39 Funds       None
P.O. Box 9095                        present  since 1996 and Executive Vice President       56 Portfolios
Princeton,                                    thereof from 1996 to 2003; Chairman of the
NJ 08543-9095                                 Board, Berkshire Holding Corporation since
Age: 60                                       1980; Partner, Squire, Sanders & Dempsey
                                              from 1980 to 1993.


Joe Grills             Director      1994 to  Member of the Committee of Investment of      39 Funds       Kimco Realty
P.O. Box 9095                        present  Employee Benefit Assets of the Association    56 Portfolios  Corporation
Princeton,                                    of Financial Professionals ("CIEBA") since
NJ 08543-9095                                 1986; Member of CIEBA's Executive Committee
Age: 69                                       since 1988 and its Chairman from 1991 to
                                              1992; Assistant Treasurer of International
                                              Business Machines Corporation ("IBM") and
                                              Chief Investment Officer of IBM Retirement
                                              Funds from 1986 to 1993; Member of the
                                              Investment Advisory Committee of the State
                                              of New York Common Retirement Fund since
                                              1989; Member of the Investment Advisory
                                              Committee of the Howard Hughes Medical
                                              Institute from 1997 to 2000; Director, Duke
                                              Management Company since 1992 and Vice
                                              Chairman thereof since 1998; Director,
                                              LaSalle Street Fund from 1995 to 2001;
                                              Director, Kimco Realty Corporation since
                                              1997; Member of the Investment Advisory
                                              Committee of the Virginia Retirement System
                                              since 1998 and Vice Chairman thereof since
                                              2002; Director, Montpelier Foundation since
                                              1998 and its Vice Chairman since 2000;
                                              Member of the Investment Committee of the
                                              Woodberry Forest School since 2000; Member
                                              of the Investment Committee of the National
                                              Trust for Historic Preservation since 2000.


Herbert I. London      Director      2002 to  John M. Olin Professor of Humanities, New     39 Funds       None
P.O. Box 9095                        present  York University since 1993 and Professor      56 Portfolios
Princeton,                                    thereof since 1980; President, Hudson
NJ 08543-9095                                 Institute since 1997 and Trustee thereof
Age: 65                                       since 1980; Dean, Gallatin Division of
                                              New York University from 1976 to 1993;
                                              Distinguished Fellow, Herman Kahn Chair,
                                              Hudson Institute from 1984 to 1985;
                                              Director, Damon Corp. from 1991 to 1995;
                                              Overseer, Center for Naval Analyses from
                                              1983 to 1993; Limited Partner, Hypertech LP
                                              since 1996.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC., MAY 31, 2004


Officers and Directors (unaudited)(continued)

                                                                                            Number of
                                                                                            Portfolios in  Other Public
                       Position(s)   Length of                                              Fund Complex   Directorships
                       Held with     Time                                                   Overseen by    Held by
Name, Address & Age    Fund          Served   Principal Occupation(s) During Past 5 Years   Director       Director
Independent Directors* (concluded)

Andre F. Perold        Director      2002 to  Harvard Business School, George Gund          39 Funds       None
P.O. Box 9095                        present  Professor of Finance and Banking since        56 Portfolios
Princeton,                                    2000; Senior Associate Dean, Director of
NJ 08543-9095                                 Faculty Recruiting since 2001; Finance Area
Age: 52                                       Chair from 1996 to 2001; Sylvan C. Coleman
                                              Professor of Financial Management from 1993
                                              to 2000; Director, Genbel Securities Limited
                                              and Gensec Bank from 1999 to 2003; Director,
                                              Stockback, Inc. from 2000 to 2002; Director,
                                              Sanlam Limited from 2001 to 2003; Trustee,
                                              Commonfund from 1989 to 2001; Director,
                                              Sanlam Investment Management from 1999 to
                                              2001; Director, Bulldogresearch.com from
                                              2000 to 2001; Director, Quantec Limited
                                              from 1991 to 1999; Director and Chairman
                                              of the Board of UNX Inc. since 2003.


Roberta Cooper Ramo    Director      2002 to  Shareholder, Modrall, Sperling, Roehl,        39 Funds       None
P.O. Box 9095                        present  Harris & Sisk, P.A. since 1993; President,    56 Portfolios
Princeton,                                    American Bar Association from 1995 to
NJ 08543-9095                                 1996 and Member of the Board of Governors
Age: 61                                       thereof from 1994 to 1997; Shareholder,
                                              Poole, Kelly & Ramo, Attorneys at Law,
                                              P.C. from 1977 to 1993; Director, Coopers,
                                              Inc. since 1999; Director, ECMC Group
                                              (service provider to students, schools
                                              and lenders) since 2001; Director, United
                                              New Mexico Bank (now Wells Fargo) from
                                              1983 to 1988; Director, First National
                                              Bank of New Mexico (now Wells Fargo) from
                                              1975 to 1976.


Robert S. Salomon, Jr. Director      1996 to  Principal of STI Management (investment       39 Funds       None
P.O. Box 9095                        present  adviser) since 1994; Chairman and CEO of      56 Portfolios
Princeton,                                    Salomon Brothers Asset Management from
NJ 08543-9095                                 1992 until 1995; Chairman of Salomon
Age: 67                                       Brothers equity mutual funds from 1992
                                              until 1995; regular columnist with Forbes
                                              Magazine from 1992 to 2002; Director of
                                              Stock Research and U.S. Equity Strategist
                                              at Salomon Brothers from 1975 until 1991;
                                              Trustee, Commonfund from 1980 to 2001.


Stephen B. Swensrud    Director      1991 to  Chairman of Fernwood Associates (investment   40 Funds       None
P.O. Box 9095                        present  adviser) since 1996; Principal, Fernwood      57 Portfolios
Princeton,                                    Associates (financial consultants) since
NJ 08543-9095                                 1975; Chairman of R.P.P. Corporation
Age: 70                                       (manufacturing company) since 1978; Director
                                              of International Mobile Communications,
                                              Incorporated (telecommunications company)
                                              since 1998.


* The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC., MAY 31, 2004


Officers and Directors (unaudited)(concluded)

                       Position(s)   Length of
                       Held with     Time
Name, Address & Age    Fund          Served   Principal Occupation(s) During Past 5 Years
Fund Officers*

Donald C. Burke        Vice          1993 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since
P.O. Box 9011          President     present  1999; Senior Vice President and Treasurer of Princeton Services since 1999;
Princeton,             and           and      Vice President of FAMD since 1999; Director of MLIM Taxation since 1990.
NJ 08543-9011          Treasurer     1999 to
Age: 43                              present


Theodore J. Magnani    Vice          1992 to  Vice President of MLIM since 1994.
P.O. Box 9011          President     present
Princeton,
NJ 08543-9011
Age: 42


Frank Viola            Vice          2002 to  Managing Director of MLIM since 2002; Director (Global Fixed Income) of MLIM
P.O. Box 9011          President     present  from 2000 to 2002; Vice President of MLIM from 1996 to 2000.
Princeton,
NJ 08543-9011
Age: 39


Phillip S. Gillespie   Secretary     2003 to  First Vice President of MLIM since 2001; Director (Legal Advisory) from 2000
P.O. Box 9011                        present  to 2001; Vice President from 1999 to 2000 and Attorney associated with MLIM
Princeton,                                    since 1998.
NJ 08543-9011
Age: 40


* Officers of the Fund serve at the pleasure of the Board of Directors.


Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.



Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC., MAY 31, 2004



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this Web site http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC., MAY 31, 2004



Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills, (2) Andre F. Perold, (3) Robert S.
Salomon, Jr., and (4) Stephen B. Swensrud.

Item 4 - Principal Accountant Fees and Services

(a) Audit Fees -         Fiscal Year Ending May 31, 2004 - $28,000
                         Fiscal Year Ending May 31, 2003 - $30,000

(b) Audit-Related Fees - Fiscal Year Ending May 31, 2004 - $0
                         Fiscal Year Ending May 31, 2003 - $0

(c) Tax Fees -           Fiscal Year Ending May 31, 2004 - $5,200
                         Fiscal Year Ending May 31, 2003 - $5,400

The nature of the services include tax compliance, tax advice and tax planning.

(d) All Other Fees -     Fiscal Year Ending May 31, 2004 - $0
                         Fiscal Year Ending May 31, 2003 - $0

(e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for the project as a whole. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)  ___%

(f) Not Applicable

(g) Fiscal Year Ending May 31, 2004 - $16,581,086
    Fiscal Year Ending May 31, 2003 - $17,622,606

(h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Regulation S-X Rule 2-01(c)(7)(ii) - $541,640, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable

Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - See Item 2

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Short Term U.S. Government Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch Short Term U.S. Government Fund, Inc.


Date: July 19, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch Short Term U.S. Government Fund, Inc.


Date: July 19, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Short Term U.S. Government Fund, Inc.


Date: July 19, 2004